UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2023
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Arrangement Agreement

On February 26, 2023, LKQ Corporation, a Delaware corporation (“LKQ”), Uni-Select Inc., a corporation existing under the Business Corporations Act (Québec) (“Uni-Select”), and 9485-4692 Québec Inc., a corporation existing under the Business Corporations Act (Québec) and a wholly owned subsidiary of LKQ (the “Purchaser”), entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which, among other things, the Purchaser has agreed to acquire all of the issued and outstanding common shares of Uni-Select (the “Arrangement”). The Arrangement will be implemented by way of a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (Québec).

On the terms and subject to the conditions of the Arrangement Agreement and the Plan of Arrangement, at the effective time of the Arrangement (the “Effective Time”), each common share of Uni-Select that is issued and outstanding immediately prior to the Effective Time will be transferred to the Purchaser in consideration for CAD $48.00, without interest, in cash (the “Consideration”).

Each of LKQ, the Purchaser and Uni-Select has made customary representations, warranties and covenants in the Arrangement Agreement, including, as to Uni-Select, covenants regarding the conduct of its business prior to the closing of the Arrangement. These include, among other things and subject to customary exceptions, certain restrictions on Uni-Select’s ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative proposals.

At the Effective Time, on the terms and subject to the conditions of the Arrangement Agreement and the Plan of Arrangement, each then-outstanding stock option, restricted share unit, deferred share unit and performance share unit, will be vested and cashed out based on the Consideration, less any applicable withholdings, in accordance with the terms of the Plan of Arrangement.

The closing of the Arrangement is conditioned on (i) the adoption of a resolution approving the Arrangement (the “Arrangement Resolution”) by: (A) at least two-thirds of the votes cast on the Arrangement Resolution by shareholders of Uni-Select present in person or represented by proxy at the Meeting (as defined below); and (B) a majority of the votes cast on the Arrangement Resolution by shareholders of Uni-Select present in person or represented by proxy at the Meeting, excluding for this purpose votes attached to common shares required to be excluded under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions of the Canadian Securities Administrators; (ii) receipt of applicable regulatory approvals, including approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), approval under the Competition Act (Canada), approval under the Investment Canada Act and clearance by the U.K. Competition and Markets Authority; (iii) the issuance of interim and final orders approving the Arrangement by the Superior Court of Québec; (iv) the absence of any law, injunction or other governmental order that prohibits the consummation of the Arrangement; (v) other customary closing conditions, including the accuracy of the other party’s representations and warranties and each party’s compliance with its covenants contained in the Arrangement Agreement, in each case subject to certain materiality qualifications; (vi) a Material Adverse Effect (as defined in the Arrangement Agreement) not having occurred in respect of Uni-Select and (vii) dissent rights in respect of more than 10% of the issued and outstanding common shares of Uni-Select not having been validly exercised.

After consultation with its outside financial and legal advisors and after receipt of the unanimous recommendation of a special committee of its Board of Directors, Uni-Select’s Board of Directors has unanimously recommended that shareholders of Uni-Select vote in favor of the Arrangement.

The Arrangement Agreement contains certain termination rights for both LKQ and Uni-Select, including, among others, where (i) the Arrangement has not been consummated on or before November 27, 2023, which may be extended to February 26, 2024 to obtain the required regulatory approvals; (ii) a law or order having been enacted or issued prohibiting consummation of the Arrangement and such law or order having become final and non-appealable; or (iii) the Arrangement Resolution having not been approved at the meeting of shareholders of Uni-Select held for such purpose (the “Meeting”). In the cases of clauses (i) and (ii) of the foregoing, if LKQ or Uni-Select terminate the Arrangement Agreement, LKQ will be required to pay a fee of $75 million to Uni-Select. Further, (x) LKQ has a separate termination right if, among other things, Uni-Select’s Board of Directors changes or withdraws its recommendation in favor of the Arrangement at any time prior to the Arrangement Resolution being approved by the Uni-Select shareholders as described above and (y) Uni-Select also has a separate termination right it may exercise in order to enter into a definitive agreement with respect to a superior proposal in accordance with the terms of the Arrangement Agreement at any time prior to the Arrangement Resolution being approved. In the case of clause (x) of the foregoing, if LKQ terminates the Arrangement Agreement, and in the case of clause (y) of the foregoing, if Uni-Select terminates the Arrangement Agreement, Uni-Select will be required to pay a fee of $75 million to LKQ. Additionally, LKQ and Uni-Select have termination rights in certain circumstances for uncured breaches of the Arrangement Agreement.

The foregoing summary of the Arrangement Agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the Arrangement Agreement and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which is filed hereto as Exhibit 2.1 and incorporated herein by reference.

The Arrangement Agreement has been included as Exhibit 2.1 hereto to provide investors and stockholders with information regarding the terms of the Arrangement. It is not intended to provide any other factual information about LKQ or Uni-Select. The representations, warranties, covenants and agreements contained in the Arrangement Agreement, which were made only for purposes of that agreement and as of specific dates, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in LKQ’s or Uni-Select’s public disclosures. The Arrangement Agreement should not be read alone, but should instead be read in conjunction with the other information regarding LKQ that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and Forms 8-K and other documents that LKQ files or has filed with the Securities and Exchange Commission.

Voting and Support Agreements

In connection with the Arrangement Agreement, (i) each of the Uni-Select directors and executive officers who own more than 1,000 common shares of Uni-Select (collectively, the “Uni-Select D&Os”), (ii) Birch Hill Equity Partners V, LP, Birch Hill Equity Partners (US) V, LP and Birch Hill Equity Partners (Entrepreneurs) V, LP (collectively, the “Birch Hill Entities”) and (iii) EdgePoint Investment Group Inc. and EdgePoint Wealth Management Inc. (collectively, the “EdgePoint Entities” and, together with the Uni-Select D&Os and the Birch Hill Entities, the “Uni-Select Holders”), collectively representing approximately 20% of Uni-Select’s issued and outstanding common shares, entered into separate voting and support agreements with LKQ (each, a “Voting Agreement”) whereby, among other things, each Uni-Select Holder has agreed, subject to the terms and conditions of such Uni-Select Holder’s Voting Agreement, (x) to vote or cause to be voted all Uni-Select common shares held by it in favor of the Arrangement and against any other matter that could reasonably be expected to adversely affect the likelihood of completion of the Arrangement and not to sell, transfer, pledge or assign any such common shares, subject to certain customary exceptions, and (y) in the case of the Birch Hill Entities and the EdgePoint Entities, to consent to the deemed conversion, at the Effective Time, of the 6.0% Convertible Senior Subordinated Unsecured Debentures due 2026 (the “Convertible Debentures”) held by it into the corresponding number of Uni-Select common shares provided for under the indenture governing the Convertible Debentures.

The Voting Agreements are subject to termination in customary circumstances, including upon the termination of the Arrangement Agreement in accordance with its terms.

The foregoing description of the Voting Agreements is qualified in its entirety by reference to the provided text of each Voting Agreement, which are filed hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Commitment Letter

In connection with the entry into the Arrangement Agreement, LKQ entered into a commitment letter, dated as of February 26, 2023 (the “Commitment Letter”) with Bank of America, N.A. (“BoA”) and Wells Fargo Bank, National Association (“WF”), pursuant to which BoA, and WF have committed to provide a 364-day bridge loan facility in the aggregate principal amount of $2.1 billion, subject to certain mandatory commitment reductions customary for a bridge loan facility. BoA’s and WF’s obligations under the Commitment Letter are subject to customary conditions.

The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter, which is filed hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Forward-Looking Statements

Statements and information included in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the “safe harbor” provisions of such Act. Forward-looking statements include, but are not limited to, statements regarding LKQ’s expectations, intentions, beliefs and strategies regarding the future, including statements regarding trends, cyclicality and changes in the markets we sell into; strategic direction; changes to procurement processes; the cost of compliance with environmental and other laws; expected tax rates; planned capital expenditures; liquidity positions; ability to generate cash from continuing operations; the potential impact of adopting new accounting pronouncements; expected financial results, including revenue and profitability; obligations under LKQ’s retirement plans; savings or additional costs from business integrations and cost containment programs; and the adequacy of accruals. These forward looking statements generally include expectations, beliefs, hopes, intentions or strategies regarding LKQ’s future, including with respect to the proposed transaction described and statements or assumptions regarding the expected timetable for completing the transaction, financial and operating results, benefits and synergies of the transaction, and other statements that are based on management’s current beliefs and expectations of the company and the combined businesses. These statements are subject to a number of risks, uncertainties, assumptions and other factors including those identified below. All forward-looking statements are based on information available to LKQ at the time the statements are made, and LKQ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. You should not place undue reliance on such forward-looking statements. Actual events or results may differ materially from those expressed or implied in the forward-looking statements. The potential risks, uncertainties, assumptions and other factors that could cause actual events or results to differ from the events or results predicted or implied by the forward-looking statements include, among others, risks relating to the receipt of regulatory and shareholder approvals for the transaction and the successful fulfillment or waiver of all other closing conditions without unexpected delays or conditions; the failure to realize, or delays in realizing, growth projections, synergies, cost-savings and other benefits from the transaction; the failure to obtain the financing contemplated to be obtained in connection with the proposed transaction on the expected terms or timing; negative effects of the announcement or completion of the transaction on the businesses, financial performance or trading prices of the parties; competitive responses to the transaction; changes in our cash position or cash requirements for other purposes; fluctuations in the price of our common stock; general market conditions; stockholder response to the previously announced repurchase program; and other factors discussed in our filings with the SEC, including those disclosed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022 and any of our subsequent Quarterly Reports on Form 10-Q. These reports are available on our investor relations website at lkqcorp.com and on the SEC website at sec.gov.

Further Information

This Current Report on Form 8-K is not intended to and does not constitute or form part of any offer to sell or subscribe for or any invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction described herein or otherwise.

Exhibit Number	Description of Exhibit
2.1*	Arrangement Agreement, dated as of February 26, 2023, by and among LKQ Corporation, Uni-Select Inc. and 9485-4692 Québec Inc.
10.1	Form of Voting and Support Agreement.
10.2*	Voting and Support Agreement, dated as of February 26, 2023, by and among EdgePoint Investment Group Inc. and EdgePoint Wealth Management Inc. and 9485-4692 Québec Inc. and LKQ Corporation. (excluding Schedule A)
10.3*	Voting and Support Agreement, dated as of February 26, 2023, by and among Birch Hill Equity Partners V, LP, Birch Hill Equity Partners (US) V, LP and Birch Hill Equity Partners (Entrepreneurs) V, LP and 9485-4692 Québec Inc. and LKQ Corporation. (excluding Schedule A)
10.4	Commitment Letter, dated as of February 26, 2023, by an among LKQ Corporation, Bank of America, N.A., BofA Securities, Inc., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). LKQ agrees     to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 28, 2023

LKQ CORPORATION

By:	/s/ Rick Galloway
Rick Galloway
Senior Vice President and Chief Financial Officer